UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 11, 2023

Aterian, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aterian, Inc.
350 Springfield Avenue, Suite 200
Summit, NJ 07901

(Address of Principal Executive Offices)(Zip Code)
(347) 676-1681
(Registrant’s telephone number, including area code)
N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Aterian, Inc. (the “Company”) reconvened its adjourned Annual Meeting of Stockholders on August 11, 2023 (the “Annual Meeting”). The purpose of the Annual Meeting was described in the Company’s definitive proxy statement as filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 2, 2023 and the supplement to the proxy statement filed with the SEC by the Company on June 30, 2023 (together, the “Proxy Statement”). Of the 81,625,501 shares of the Company’s common stock outstanding as of May 17, 2023 (the “Record Date”), 34,189,455 shares, or 41.88% were represented in person or by proxy, which total constituted a quorum of the issued and outstanding shares as of the Record Date.

Set forth below is a brief description of the matters voted upon at the Annual Meeting and the voting results with respect to such matters.

Proposal No. 1: To approve the election of Bari A. Harlam and William Kurtz as Class I Directors to serve until our 2026 Annual Meeting of Stockholders.

Nominee	For	Withheld	Broker Non-votes
Bari A. Harlam	12,661,655	2,350,503	19,177,297
William Kurtz	11,742,618	3,269,540	19,177,297

Proposal No. 2: To grant discretionary authority to our Board to (A) amend our Amended and Restated Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of our common stock, par value $0.0001 per share (“Common Stock”), pursuant to which the shares of Common Stock would be combined and reclassified at ratios within the range from 1-for-2 up to 1-for-30 (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of Common Stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from our transfer agent, in lieu of any fractional share, the number of shares of Common Stock rounded up to the next whole number, and to amend our Amended and Restated Certificate of Incorporation in connection therewith, provided that any Reverse Stock Split must be completed on or before the day immediately prior to the date of the 2024 Annual Meeting of Stockholders.

For	Against	Abstentions	Broker Non-Votes
25,933,757	8,117,347	138,351	0

Proposal No. 4: To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 203.

For	Against	Abstentions	Broker Non-Votes
32,189,897	1,083,964	915,594	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATERIAN, INC.

Date: August 14, 2023	By:	/s/ Joseph A. Risico
Name: Joseph A. Risico
Title: Co-Chief Executive Officer